Exhibit 99.1

ID SOLUTIONS, INC.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED

FEBRUARY 28, 2015 AND 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of:

ID Solutions, Inc.

We have audited the accompanying balance sheets of ID Solutions, Inc. as of February 28, 2015 and 2014 and the related statements of operations, changes in stockholders’ deficit, and cash flows for each of the two years in the period ended February 28, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ID Solutions, Inc. as of February 28, 2015 and 2014 and the results of its operations and its cash flows for each of the two years in the period ended February 28, 2015 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a net loss and net cash provided in operating activities in 2015 of $256,170 and $423,347, respectively, and has an accumulated deficit, stockholders’ deficit and working capital deficit of $447,889, $261,766 and $629,108, respectively, at February 28, 2015. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s Plan in regards to these matters is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Salberg & Company, P.A.

SALBERG & COMPANY, P.A.

Boca Raton, Florida

January 19, 2017

2295 NW Corporate Blvd., Suite 240 • Boca Raton, FL 33431-7328

Phone: (561) 995-8270 • Toll Free: (866) CPA-8500 • Fax: (561) 995-1920

www.salbergco.com • info@salbergco.com

Member National Association of Certified Valuation Analysts • Registered with the PCAOB

Member CPAConnect with Affiliated Offices Worldwide • Member AICPA Center for Audit Quality

ID SOLUTIONS, INC.

BALANCE SHEETS

AS OF FEBRUARY 28, 2015 AND 2014

	2015	2014
Assets
Current Assets:
Cash	$333,202	$-
Accounts receivable	-	53,200
Total current assets	333,202	53,200

Other Assets:
Note and other receivables from affiliate - related party	60,051	4,182
Software, net	307,290	395,791
Total other assets	367,341	399,973

Total assets	$700,543	$453,173

Liabilities and Stockholders' Deficit
Current Liabilities:
Bank overdraft	$-	$5,967
Accounts payable and accrued expenses	464,640	225,011
Accrued interest	31,541	12,791
Accrued interest principal stockholder - related party	9,477	-
Note payable	125,000	125,000
Due to principal stockholder - related party	60,000	90,000
Deferred revenue	271,652	-
Total current liabilities	962,310	458,769

Stockholders' Deficit:
Preferred stock, par value $0.001, 10,000,000 shares authorized, no shares outstanding	-	-
Common stock, par value $0.001, 25,000,000 shares authorized, 25,000,000 shares issued and outstanding	25,000	25,000
Additional paid in capital	161,123	161,123
Accumulated deficit	(447,889)	(191,719)
Total stockholders' deficit	(261,766)	(5,596)
Total liabilities and stockholders' deficit	$700,543	$453,173

See notes to financial statements.

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ID SOLUTIONS, INC.

STATEMENTS OF OPERATIONS

YEARS ENDED FEBRUARY 28, 2015 AND 2014

	2015	2014
Revenues:
Software licenses	$171,870	$351,990
Software maintenance	479,278	385,236
Other (includes related party sales of $21,874 and $0 in 2015 and 2014, respectively)	21,874	2,350
Total revenues	673,022	739,576

Cost of Sales	101,910	154,369
Gross profit	571,112	585,207

Operating Expenses:
Professional fees	215,727	346,588
Research and development	322,667	119,343
Personnel	162,094	159,001
Travel	25,242	36,783
Other general and administration	22,249	25,783
Total operating expenses	747,979	687,498

Operating loss	(176,867)	(102,291)

Other Income (Expenses):
Interest expense	(81,817)	(12,791)
Interest income	2,514	-
Other expense, net	(79,303)	(12,791)

Net loss	$(256,170)	$(115,082)

See notes to financial statements.

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ID SOLUTIONS, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

YEARS ENDED FEBRUARY 28, 2015 AND 2014

	Common Stock		Additional Paid	Accumulated
	Shares	Amount	in Capital	Deficit	Total
Balances at March 1, 2013	25,000,000	$25,000	$161,123	$(76,637)	$109,486
Repurchase of common stock	(2,277,200)	(2,277)	(91,723)	-	(94,000)
Common stock issued for services	2,277,200	2,277	91,723	-	94,000
Net loss	-	-	-	(115,082)	(115,082)
Balances at February 28, 2014	25,000,000	25,000	161,123	(191,719)	(5,596)
Net loss	-	-	-	(256,170)	(256,170)
Balances at February 28, 2015	25,000,000	$25,000	$161,123	$(447,889)	$(261,766)

See notes to financial statements.

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ID SOLUTIONS, INC.

STATEMENTS OF CASH FLOWS

YEARS ENDED FEBRUARY 28, 2015 AND 2014

	2015	2014
Cash from Operating Activities:
Net loss	$(256,170)	$(115,082)
Adjustments to reconcile net loss to cash provided by operating activities:
Amortization	88,500	81,538
Stock-based compensation	-	94,000
Decrease in accounts receivable	53,200	34,945
Increase in accrued interest receivable	(1,692)	-
Increase in accounts payable and accrued expenses	267,857	17,671
Increase in deferred revenue	271,652	-
Net cash provided by operating activities	423,347	113,072

Cash from Investing Activities:
Advances to IDGS	(259,252)	(54,182)
Repayments from IDGS	205,074	91,368
Payment of software development costs	-	(285,000)
Net cash used in investing activities	(54,178)	(247,814)

Cash from Financing Activities:
Increase (decrease) in bank overdraft	(5,967)	5,967
Repurchase of common stock	-	(94,000)
Advances from stockholders	20,000	100,000
Repayments to stockholders	(50,000)	(10,000)
Net cash provided by (used in) financing activities	(35,967)	1,967

Net change in cash	333,202	(132,775)
Cash at the beginning of the year	-	132,775
Cash at the end of the year	$333,202	$-

Supplemental Cash Flow Information:
Interest paid	$-	$-
Income taxes paid	$-	$-

See notes to financial statements.

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ID SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED FEBRUARY 28, 2015 AND 2014

NOTE 1 - Organization and Business Background

ID Solutions, Inc. (the “Company”), was incorporated in the state of Delaware on February 28, 2005 for the purpose of developing, licensing, integrating and maintaining software that utilizes biometrics to provide a range of advanced digital identification solutions. The Company’s customers include a United States agency and national consulting firms.

NOTE 2 - Summary of Significant Accounting Policies and Basis of Presentation

Basis of presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) under the accrual basis of accounting.

Going Concern

As of February 28, 2015, the Company had a working capital deficit of $629,108. For the year ended February 28, 2015, the Company generated a net loss of $256,170. These factors raise substantial doubt about the Company’s ability to continue as a going concern. On February 8, 2016, the Company entered into a share exchange agreement with a publicly traded entity, which management believes will provide the Company access to debt or equity capital necessary to continue as a going concern. There can be no assurance that sufficient financing can be obtained. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management's Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. These accounts and estimates include, but are not limited to, the valuation of accounts receivables, valuation of notes and other receivables, valuation of software for impairment, useful life of software, valuation of stock-based compensation, and estimate of valuation allowance on deferred tax assets. Actual results could differ from these estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash and equivalents for purposes of the statement of cash flows.

Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. As of February 28. 2015 and 2014, the Company did not record an allowance for uncollectible accounts as all amounts were deemed collectible.

Software Costs

In accordance with the criteria of ASC 985-20 Costs of Software to be Sold Licensed or Marketed, the Company capitalizes the cost of software and certain related enhancements developed by and purchased from third parties between the time of technological feasibility and general release and amortizes these costs over the estimated useful life of the software. The Company’s capitalized software consists of pre-developed code that serves as the platform for its proprietary software solutions and is amortized over an estimated life of 10 years.

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ID SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED FEBRUARY 28, 2015 AND 2014

Revenue Recognition

The Company sells Automated Fingerprint Identification Systems software and associated maintenance and support services. Pricing of the software is based on the number of enrollments defined up-front and is paid for in full at time of sale. Maintenance fees are based on a percentage of the software purchase price and are charged to customers annually in advance after the first year of free maintenance. Sales of software rights are recognized during the period in which the implementation of the software is completed. Revenues for maintenance and support services are recognized over the one-year term of the maintenance agreement. Payments received in advance of recognition are presented as deferred revenue on the balance sheet.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC 718, Compensation - Stock Compensation (“ASC 718”).  ASC 718 establishes accounting for stock-based awards exchanged for employee services.  Under the provisions of ASC 718, stock-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as expense over the employee’s requisite service period (generally the vesting period of the equity grant) using the straight-line method.

The Company accounts for share-based compensation to persons other than employees in accordance with FASB ASC 505-50. Equity instruments issued to other than employees are valued at the earlier of a commitment date or upon completion of the services, based on the fair value of the equity instruments and is recognized as expense over the service period.

Research and Development Costs

The Company expenses research and development costs as incurred. During the years ended February 28, 2015 and 2014, the Company incurred research and development costs of $322,667 and $119,343, respectively.

Impairment

Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Income Taxes

The Company accounts for income tax using FASB ASC 740 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company applies the provisions of ASC Topic 740-10-25, Income Taxes – Overall – Recognition (“ASC Topic 740-10-25”) with respect to the accounting for uncertainty of income tax positions. ASC Topic 740-10-25 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740-10-25 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. As of February 28, 2015, tax years since 2012 remain open for IRS audit. The Company has received no notice of audit from the Internal Revenue Service for any of the open tax years.

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ID SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED FEBRUARY 28, 2015 AND 2014

Fair Value of Financial Instruments and Fair Value Measurements

The Company measures its financial and non-financial assets and liabilities, as well as makes related disclosures, in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). For certain of our financial instruments, including cash, accounts receivable, accounts payable and accrued expenses, notes payable and amounts due to principal stockholder, the carrying amounts approximate fair value due to their short maturities.

Concentration of Credit Risks

At times, the Company maintains cash balances at financial institutions in amounts that exceed federally insured limits. As of February 28, 2015, the Company held cash of approximately $83,000 in excess of federally insured limits. The Company has not incurred any losses from such concentrations.

Recent Accounting Standards

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or results of its operations.

NOTE 3 – Note and Other Receivables from Affiliate – Related Party

Note and other receivables from affiliate – related party consisted of the following as of February 28, 2015 and 2014 (See Note 6):

	2015	2014
Note receivable and interest	$46,792	$-
Advances	-	3,189
Reimbursable expenses	11,567	993
	$60,051	$4,182

NOTE 4 – Software, net

The following is a summary of activity related to the Company’s capitalized Software for the year ended February 28, 2015 and 2014:

Balance at February 28, 2013	$192,329
Additions	285,000
Amortization	(81,538)
Balance at February 28, 2014	395,791
Amortization	(88,500)
Balance at February 28, 2015	$307,290

The following is summary of Software as of February 28, 2015 and 2014:

	2015	2014
Cost	$885,000	$885,000
Accumulated amortization	(577,710)	(489,210)
Software, net	$307,290	$395,791

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ID SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED FEBRUARY 28, 2015 AND 2014

Future expected amortization of Software costs as of February 28, 2015, are as follows:

Years Ending February 28,
2016	$88,500
2017	88,500
2018	88,500
2019	41,790
Thereafter	-
Total	$307,290

Amortization expense totaled $88,500 and $81,538 for the years ended February 28, 2015 and 2014, respectively, and is included in cost of sales on the accompanying statements of operations.

NOTE 5 – Note Payable

In June 2013, the Company issued a promissory note in the amount of $125,000 to finance the purchase of software code. The note accrues interest at an annual rate of 15% and is due on demand. The principal amount outstanding on the note was $125,000 and accrued interest was $31,541 and $12,791 as of February 28, 2015 and 2014, respectively.

NOTE 6 – Related Party Transactions

Advances and Notes Receivable

During the years ended February 28, 2015 and February 28, 2014, the Company made advances to ID Global Solutions Corporation (“IDGS”) totaling $167,810 and $53,189, respectively. The controlling shareholder of the Company is a director of IDGS. IDGS repaid $124,207 and $91,368 during the years ended February 28, 2015 and 2014, respectively. In March 2014, an affiliate of IDGS issued a promissory note in the amount of $80,000 to the Company (“March 2014 Note”), accruing interest at an annual rate of 15% and maturing in April 2014. The March 2014 note repayment was recorded in April 2014. In December 2014, IDGS issued a promissory note in the amount of $46,792 to memorialize the net balance due on prior advances (“December 2014 Note”). The December 2014 Note accrued interest at an annual rate of 15% and matured on June 30, 2015. The amount due from IDGS pursuant to December 2014 Note totaled $48,484 as of February 28, 2015, including interest receivable of $1,692.

Reimbursable Expenses

During the years ended February 28, 2015 and 2014, the Company incurred and disbursed $11,442 and $993, respectively, of travel expenses on behalf of the IDGS, of which $867 was repaid during the year ended February 28, 2015. Amounts due from IDGS for reimbursable expenses totaled $11,567 and $993 as of February 28, 2015 and 2014, respectively.

Stockholder Advances

During the years ended February 28, 2015 and 2014, a principal stockholder made advances to the Company totaling $20,000 and $100,000, respectively, and the Company repaid $50,000 and $10,000, respectively. As of February 28, 2015 and 2014, the Company owed the stockholder $60,000 and $90,000, respectively, which is due on demand. Accrued interest on stockholder loans totaled $9,477 as of February 28, 2015. No interest was accrued during the year ended February 28, 2014.

NOTE 7 – Concentrations

Customer Concentration

During the years ended February 28, 2015 and February 28, 2014, a significant portion of the Company’s revenues were earned from two customers as follows:

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ID SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED FEBRUARY 28, 2015 AND 2014

	% of Total Revenues		Accounts Receivable as of	Accounts Receivable as of
	2015	2014	February 28, 2015	February 28, 2014
Customer A	59%	70%	-%	-%
Customer B	37%	17%	-%	100%

License and Supplier Concentration

The Company licenses the software code underlying its software products from one entity and relies on the same entity for related upgrades and enhancements pursuant to a General License Agreement dated in September 2005, as amended in May 2013, with an indefinite term, cancellable only for cause and after a 90 day cure period for any defaults. Should this agreement be terminated, there can be no assurance that alternative sources for these services or rights can be identified at terms that are acceptable to the Company.

Customers A and B are provided the Company’s products under a related contract such that the loss of one of these customers will result in the loss of both.

NOTE 8 – Stockholders’ Equity

During the year ended February 28, 2014, the Company repurchased 2,277,200 shares of common stock for payment of $94,000 to two stockholders.

During the year ended February 28, 2014, the Company issued 2,277,200 shares of common stock for services rendered. The Company recognized of $94,000 of compensation expense for the year ended February 28, 2014 based on the fair value of the shares, which was estimated based on the price the Company paid to repurchase shares.

NOTE 9 – Income Taxes

A summary of the Company’s current and deferred tax benefit for the years ended February 28, 2015 and 2014 is as follows:

	2015	2014
Current:
Federal	$-	$-
State	-	-
Deferred:
Federal	89,484	39,819
State	5,880	2,617
Change in Valuation Allowance	(95,365)	(42,435)
Total	$-	$-

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the Years Ended February 28, 2015 and 2014, is as follows:

	2015	2014
Income tax computed at the federal statutory rate	34.00%	34.00%
State income tax, net of federal tax benefit	3.30%	3.30%
Total	37.30%	37.30%
Permanent Differences	-0.07%	-0.43%
Change in Valuation Allowance	-37.23%	-36.87%
Total	0%	0%

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ID SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED FEBRUARY 28, 2015 AND 2014

Components of the deferred income tax assets and liabilities are as follows at February 28, 2015 and 2014:

	2015	2014
Deferred income tax assets:
Accrued interest	$3,535	$-
Net operating loss carryforwards	206,204	166,284
Less: Valuation allowance	(153,054)	(57,689)
Deferred income tax liabilities
Intangible assets	(56,685)	(108,595)
Net deferred income tax assets	$-	$-

As of February 28, 2015, the Company has a net operating loss of approximately $553,000 available to offset future taxable income. Because of the Company’s lack of earnings history, the company’s net deferred tax assets have been fully offset by a valuation allowance.

NOTE 10 – Subsequent Events

The Company has reviewed subsequent events through January 19, 2017, which is the date the financial statements were available for issuance.

In March 2015, the Company advanced an additional $197,000 to IDGS under various promissory notes at 15% per annum. In September 2015, IDGS issued to the Company, a convertible promissory note in the principal amount of $172,095 consolidating the December 2014 Note and remaining balance of the additional advances (“September 2015 Note”). The September 2015 Note accrued interest at an annual rate of 12%, matured on September 25, 2016, and was convertible into common stock of IDGS at a conversion rate of $0.10 per share. IDGS also issued to the Company, warrants to acquire 1,146,667 share of IDGS common stock at an exercise price of $.15 per share over a term of five years. During the year ended February 29, 2016, the Company accrued interest on the notes and advances totaling $28,086. In January 2016, the Company assigned the September 2015 Note receivable to a vendor of the Company in settlement of principal and interest on a note payable issued to a vendor in June 2015. No amounts remained receivable on the notes as of February 29, 2016.

Stockholder Advances

From May 2015 through November 2015, the Company repaid stockholder advances of $60,000.

Share Exchange Agreement

On February 8, 2016, the Company and its stockholders entered into a share exchange agreement with IDGS, pursuant to which the stockholders of the Company exchanged its shares for common stock of IDGS. Immediately preceding the share exchange agreement, ownership of the Company was transferred to a newly formed holding company that effected the share exchange agreement. As a result of the transaction, the Company became an indirect wholly owned subsidiary of IDGS.

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